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                                                                     Exhibit 4.1

Number                                                                    Shares

              Incorporated Under the Laws of the State of Delaware
                                             See Reverse for Certain Definitions


                               SAXON CAPITAL, INC.

                                  Common Stock
                              Par Value $0.01 Each


This is to Certify that _______________________________________________ is the owner of __________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                                  [SEAL]
            President                                         Secretary




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

TEN COM - as tenants in common                     UNIF GIFTS MIN ACT -- ________ custodian ____________
                                                                          (Cust)               (Minor)

TEN ENT - as tenants by their entireties                    under Uniform Gifts to Minors Act
JT TEN  -- as joint tenants with right of                                (State)
           survivorship and not as tenants in common


   Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

___________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________

______________________________________________________________Shares of the
Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation withfull power of substitution in the premises.

Dated _______________________________


                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15